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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       Commission File Number:
             December 24, 2002                                0-27441

                        XM SATELLITE RADIO HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                     54-1878819
       (State or other jurisdiction                          (IRS Employer
             of incorporation)                          Identification Number)

                           1500 Eckington Place, N.E.
                           Washington, D.C. 20002-2194
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 380-4000

Date of Report (Date of earliest event reported):       Commission File Number:
             December 24, 2002                                 333-39178

                             XM SATELLITE RADIO INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                     52-1805102
       (State or other jurisdiction                          (IRS Employer
             of incorporation)                          Identification Number)

                           1500 Eckington Place, N.E.
                           Washington, D.C. 20002-2194
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 380-4000

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                                EXPLANATORY NOTE

         This current report on Form 8-K is filed jointly by XM Satellite Radio Holdings Inc. ("Holdings") and XM Satellite Radio Inc. ("XM"). XM is a wholly-owned subsidiary of Holdings.

Item 5.  Other Events

         On December 23, 2002, we announced a series of transactions that will provide us with $450.0 million of additional liquidity, as described more fully in our Current Reports filed on Form 8-K on December 23 and 24, 2002.

         In connection with these transactions, on December 24, 2002, we will commence an exchange offer and consent solicitation pursuant to which we seek to exchange at least 90% of outstanding $325.0 million aggregate principal amount of XM's 14% Senior Secured Notes due March 15, 2010 for an aggregate of up to:
(i) $474.2 million in aggregate principal amount at maturity ($325.0 million accreted value as of March 15, 2003) of XM's 14% Senior Secured Discount Notes due December 31, 2009, (ii) $22.75 million in cash, and (iii) warrants to purchase 27.625 million shares of Class A common stock of Holdings at $3.18 per share. The financing transactions are contingent on, among other things, 90% participation by existing noteholders in the exchange offer. However, this minimum threshold requirement may be waived with the consent of General Motors and 66-2/3% of the investors in the financing transaction.

         In the exchange offer, for every $1,000 principal amount of 14% Senior Secured Notes due March 15, 2010 tendered and accepted for exchange, noteholders will receive: (i) $1,459 principal amount at maturity ($1,000 accreted value as of March 15, 2003) of XM's 14% Senior Secured Discount Notes due December 31, 2009, (ii) $70.00 in cash, and (iii) a warrant to purchase 85 shares of Class A common stock of Holdings at $3.18 per share. The new notes will accrete interest until December 31, 2005, after which time XM will make semi-annual cash interest payments commencing on June 30, 2006. The new notes will be secured by substantially all of our assets (excluding real property), whereas the security for the existing notes is limited to the capital stock of XM's FCC license subsidiary.

         In connection with the exchange offer, we will also be soliciting consents to amend the indenture governing the existing notes to, among other things, eliminate or amend substantially all of the restrictive covenants governing the existing notes, other than covenants requiring payment of interest on and principal of the existing notes when due. Noteholders may not deliver consents without tendering existing notes in the exchange offer.

         The foregoing description of the exchange offer and the solicitation of consents is qualified in its entirety by reference to the Offering Circular and Solicitation of Consents, dated December 24, 2002 and the other exhibits attached hereto.

         The attached Offering Circular contains updated information about us and our business which is incorporated herein by reference, including without limitation the information set forth under the captions "Business," "Management," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Security Ownership of Certain Beneficial Owners and Management," and "Risk Factors -- Risk Factors Related to our Business and Operations."

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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)  Exhibits.

EXHIBIT NO.      EXHIBIT

4.1 Form of Indenture to be entered into among XM Satellite Radio Inc., XM Satellite Radio Holdings Inc., XM Equipment Leasing LLC and The Bank of New York, as trustee
99.1             Offering Circular and Solicitation of Consents, dated
                 December 24, 2002
99.2             Consent and Letter of Transmittal
99.3 Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, dated December 24, 2002
99.4             Letter to Clients, dated December 24, 2002
99.5 Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

                                       3

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        XM SATELLITE RADIO HOLDINGS INC.

Date:  December 24, 2002                  By: /s/ Joseph M. Titlebaum
                                              -----------------------
                                               Joseph M. Titlebaum
                                               Senior Vice President,
                                               General Counsel and
                                               Secretary


                                        XM SATELLITE RADIO INC.


Date:  December 24, 2002                  By: /s/ Joseph M. Titlebaum
                                              -----------------------
                                               Joseph M. Titlebaum
                                               Senior Vice President,
                                               General Counsel and
                                               Secretary